SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van") and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Agreement	1

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits	1

Exhibit	Exhibit Description

4.1	Senior Indenture dated as of June 18, 2014 between General Finance Corporation and Wells Fargo Bank, National Association, as trustee

4.2	First Supplemental Indenture dated as of June 18, 2014 between General Finance Corporation and Wells Fargo Bank, National Association, as trustee

4.3	Form of 8.125% Senior Note due 2021 (included as Exhibit A to Exhibit 4.2 above)

5.1	Legal Opinion of Paul Hastings LLP

99.1	Press Release of GFN dated June 18, 2014

Item 1.01 Entry Into a Material Definitive Agreement

           On June 18, 2014, General Finance Corporation (“GFN”) completed its previously announced offering of $72.0 million aggregate principal amount of the Company’s 8.125% Senior Notes due 2021 (the “Notes”). The Notes were sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-195374) filed with the Securities and Exchange Commission (the “Registration Statement”), and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission.  The Notes were issued pursuant to the First Supplemental Indenture (the “First Supplemental Indenture”) dated as of June 18, 2014 by and between GFN and Wells Fargo Bank National Association, as trustee (the “Trustee”). The First Supplemental Indenture supplements the Indenture entered into by and between GFN and the Trustee dated as of June 18, 2014 (the “Base Indenture” and, together with the First Supplemental Indenture, the “Indenture”).

The Notes bear interest at the rate of 8.125% per annum based upon a 360-day year. Interest on the Notes is payable quarterly in arrears on January 31, April 30, July 31 and October 31, commencing on July 31, 2014. The Notes will mature on July 31, 2021.

GFN may, at its option, prior to July 31, 2017 redeem the Notes in whole or in part upon the payment of 100% of the principal amount of the Notes being redeemed plus any additional amount required by the Indenture.

GFN may, at its option, at any time and from time to time, on or after July 31, 2017, redeem the Notes in whole or in part. The Notes will be redeemable at a redemption price initially equal to 106.094% of the principal amount of the Notes (and which declines on each year on July 31) plus accrued and unpaid interest to the date of redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

The Indenture contains covenants which limit GFN’s ability to make certain payments, to pay dividends and to incur additional indebtedness if the incurrence of such indebtedness would cause GFN’s consolidated fixed charge coverage ratio, as defined in the Indenture, to be below 2.0 to 1.0.

The public offering of the Notes was completed at 100.0% of the principal amount of the Notes. GFN received net proceeds after underwriting discounts, commissions and estimated expenses, of approximately $69.2 million.  GFN will use the proceeds from the Notes offering to initially pay down the senior indebtedness of Pac-Van, Inc. and Lone Star Tank Rental Inc. pursuant to their senior secured credit facility and for the acquisition of rental services and products in the United States, capital expenditures, working capital and for general corporate purposes.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of Note.  Copies of the Base Indenture, First Supplemental Indenture and form of Note are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference and into the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events

On June 18, 2014 GFN announced the closing of its previously announced public offering of $63 million in aggregate principal amount of Notes and an additional $9 million of Notes purchased by the underwriters upon the full exercise of their over-allotment option. Net proceeds from the offering, including exercise of the over-allotment option and after deducting underwriting discounts and estimated offering expenses payable by the Company, were approximately $69.2 million.

A copy of the press release of GFN dated June 18, 2014 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Exhibit Description

4.1	Senior Indenture dated as of June 18, 2014, between General Finance Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture dated as of June 18, 2014, between General Finance Corporation and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 8.125% Senior Note due 2021 (included as Exhibit A to Exhibit 4.2 above)

5.1	Legal Opinion of Paul Hastings LLP

99.1	Press Release of GFN dated June 18, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: June 18, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

4.1	Senior Indenture dated as of June 18, 2014, between General Finance Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture dated as of June 18, 2014, between General Finance Corporation and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 8.125% Senior Note due 2021 (included as Exhibit A to Exhibit 4.2 above)

5.1	Legal Opinion of Paul Hastings LLP

99.1	Press Release of GFN dated June 18, 2014